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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Commission file number: 333-1024

Date of Report (Date of earliest event reported) June 6, 2003

UNITED ARTISTS THEATRE CIRCUIT, INC.
(Exact name of registrant as Specified in its Charter)

Maryland	13-1424080
(State or Other Jurisdiction of Incorporation or Organization)	(Internal Revenue Service Employer Identification Number)

7132 Regal Lane Knoxville, TN	37918
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 865/922-1123

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2. Acquisition or Disposition of Assets

        United Artists Theatre Circuit, Inc. (the "Company" or "UATC") and United Artists Realty Company ("UAR") are wholly owned subsidiaries of United Artists Theatre Company. United Artists Theatre Company is a wholly owned subsidiary of Regal Entertainment Holdings, Inc. ("REH"). UAR is the parent company of United Artists Properties I Corp. ("Prop I"). UATC leases certain theatres from both UAR and Prop I.

        On June 6, 2003, UATC completed the sale of certain leased theatres consisting of 46 theatres and 438 screens in 11 states and certain other assets under construction to United Artists Theatre Group ("UATG"), a wholly owned subsidiary of REH, for total cash consideration of approximately $291.3 million, pursuant to an Asset Purchase Agreement ("UATG Asset Purchase Agreement") between United Artists Theatre Group and United Artists Theatre Circuit, Inc. Also on June 6, 2003, UATG and Prop I entered into a Purchase and Sale Agreement ("UATG Purchase and Sale Agreement") under which Prop I sold its right, title and interest in certain owned theatre properties to UATG for total cash consideration of approximately $20.0 million. With the proceeds of the sale of such properties, Prop I effected a payment of $20.0 million on its outstanding indebtedness to UATC. The purchase price for the leased theatres was based on a valuation of the operations of the leased theatres on an ongoing basis and the purchase price for the owned theatre properties was based on the appraised value for such properties.

        In connection with the series of transactions described above, UATC used the proceeds from the sale of the theatre assets of approximately $291.3 million and the $20.0 million repayment from Prop I along with cash on hand of approximately $39.0 million to (i) repay its outstanding indebtedness of approximately $260.3 million under a note payable to United Artists Theatre Company and (ii) effect a cash dividend of approximately $105.0 million to United Artists Theatre Company. The disposition is reflected in the Company's unaudited pro forma financial information filed as part of this report in Item 7.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Pro Forma Financial Information

        Unaudited pro forma condensed consolidated financial statements as of March 27, 2003 and for the quarter ended March 27, 2003 and the year ended December 26, 2002.

UNITED ARTISTS THEATRE CIRCUIT, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

        The following unaudited pro forma condensed consolidated balance sheet presents the financial position of UATC as of March 27, 2003 and gives effect to (i) the consummation of UATC's sale of certain theatre assets to UATG, (ii) the payment by Prop I of approximately $20.0 million of its outstanding indebtedness to UATC following the Prop I sale of certain owned theatre properties to UATG, (iii) the repayment of approximately $260.3 million under a note payable to United Artists Theatre Company and (iv) the payment of a $105.0 million cash dividend to United Artists Theatre Company as if such transactions had occurred on March 27, 2003. The following unaudited pro forma condensed consolidated statements of operations for the fiscal year ended December 26, 2002 and the quarterly period ended March 27, 2003 give effect to such transactions as if the events had occurred on January 4, 2002.

        The unaudited pro forma condensed consolidated financial statements have been derived from the historical financial statements of UATC. The pro forma adjustments and the assumptions on which they are based are described in the accompanying notes to the unaudited pro forma condensed consolidated financial statements. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical financial statements and the notes thereto of the Company which were previously reported in the Company's Annual Report on Form 10-K for the year ended December 26, 2002 and Quarterly Report on Form 10-Q for the quarter ended March 27, 2003.

        The pro forma information below is provided for informational purposes only and is not necessarily indicative of what the actual financial position or results of operations of the Company would have been had the transaction actually occurred on the dates indicated, nor does it purport to indicate the future financial position or results of operations of the Company.

UNITED ARTISTS THEATRE CIRCUIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 27, 2003

(Dollars in millions, except share amounts)

	Historical as of March 27, 2003	Adjustments to Reflect Disposition(1)	Other Adjustments(2)	Pro Forma as of March 27, 2003
ASSETS
Current assets:
Cash and cash equivalents	$70.9	$291.3	$(345.3)	$16.9
Receivables, net	1.2	(0.5)	—	0.7
Prepaid expenses, concession inventory and other	14.2	(3.1)	—	11.1

Total current assets	86.3	287.7	(345.3)	28.7
Investments and related receivables	2.6	—	—	2.6
Property and equipment, at cost:
Land	9.9	—	—	9.9
Theatre buildings, equipment and other	250.5	(119.2)	—	131.3

	260.4	(119.2)	—	141.2
Less accumulated depreciation and amortization	(51.0)	15.8	—	(35.2)

	209.4	(103.4)	—	106.0
Goodwill and intangible assets	116.8	(56.2)	—	60.6
Other assets, net	1.7	(0.8)	—	0.9

	$416.8	$127.3	$(345.3)	$198.8

LIABILITIES AND STOCKHOLDER'S EQUITY
Current liabilities:
Accounts payable	$29.0	$(1.2)	$—	$27.8
Accrued and other liabilities	24.3	(6.8)	—	17.5
Current portion of long-term debt	0.5	—	—	0.5

Total current liabilities	53.8	(8.0)	—	45.8
Other liabilities	9.0	(3.3)	—	5.7
Long-term debt	7.2	—	—	7.2
Deferred income taxes	2.1	—	—	2.1
Note payable to parent including accrued interest	260.3	—	(260.3)	—

Total liabilities	332.4	(11.3)	(260.3)	60.8
Minority interests in equity of consolidated subsidiaries	3.1	—	—	3.1
Stockholder's equity:
Preferred stock (authorized shares 5.0 million, no shares issued and outstanding)	—	—	—	—
Common stock (authorized shares 1,000; 100 shares issued and outstanding $1.00 par value)	—	—	—	—
Additional paid-in capital	104.6	138.6	(81.7)	161.5
Retained earnings	23.3	—	(23.3)	—
Related party receivables	(46.6)	—	20.0	(26.6)

Total stockholder's equity	81.3	138.6	(85.0)	134.9

	$416.8	$127.3	$(345.3)	$198.8

UNITED ARTISTS THEATRE CIRCUIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

QUARTER ENDED MARCH 27, 2003

(Dollars in millions)

	Historical Quarter Ended March 27, 2003	Adjustments to Reflect Disposition(3)	Other Adjustments(4)	Pro Forma Quarter Ended March 27, 2003
Revenue:
Admissions	$91.4	$(37.6)	$—	$53.8
Concession sales	34.9	(13.8)	—	21.1
Other operating revenue	6.7	(2.7)	—	4.0

Total operating revenue	133.0	(54.1)	—	78.9
Costs and expenses:
Film rental and advertising expenses	45.8	(18.8)	—	27.0
Cost of concessions	5.0	(2.0)	—	3.0
Other theatre operating expenses	54.1	(19.8)	—	34.3
Sale and leaseback rentals	4.2	—	—	4.2
General and administrative	4.0	(1.9)	—	2.1
Depreciation and amortization	6.1	(2.6)	—	3.5
Gain on disposal and impairment of operating assets	(1.2)	—	—	(1.2)
Restructure costs and amortization of deferred stock compensation	0.8	—	—	0.8

	118.8	(45.1)	—	73.7

Operating income	14.2	(9.0)	—	5.2
Other income (expense):
Interest, net	(5.6)	—	5.6	—
Minority interests in earnings of consolidated subsidiaries	(0.3)	—	—	(0.3)
Other, net	0.1	—	—	0.1

	(5.8)	—	5.6	(0.2)

Income before income tax expense	8.4	(9.0)	5.6	5.0
Income tax expense	(3.4)	3.6	(2.2)	(2.0)

Net income	$5.0	$(5.4)	$3.4	$3.0

UNITED ARTISTS THEATRE CIRCUIT, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FISCAL YEAR ENDED DECEMBER 26, 2002

(Dollars in millions)

	Historical Fiscal Year Ended December 26, 2002	Adjustments to Reflect Disposition(3)	Other Adjustments(4)	Pro Forma Fiscal Year Ended December 26, 2002
Revenue:
Admissions	$390.8	(150.9)	$—	$239.9
Concession sales	159.7	(59.3)	—	100.4
Other operating revenue	24.3	(7.7)	—	16.6

Total operating revenue	574.8	(217.9)	—	356.9
Costs and expenses:
Film rental and advertising expenses	209.5	(79.9)	—	129.6
Cost of concessions	22.1	(8.7)	—	13.4
Other theatre operating expenses	218.1	(78.2)	—	139.9
Sale and leaseback rentals	18.2	—	—	18.2
General and administrative	23.5	(9.4)	—	14.1
Depreciation and amortization	27.0	(10.2)	—	16.8
Loss on disposal and impairment of operating assets	4.0	—	—	4.0
Restructure costs and amortization of deferred stock compensation	4.7	—	—	4.7

	527.1	(186.4)	—	340.7

Operating income	47.7	(31.5)	—	16.2
Other income (expense):
Interest, net	(20.0)	—	13.4	(6.6)
Minority interests in earnings of consolidated subsidiaries	0.5	—	—	0.5
Extraordinary loss on extinguisment of debt	(1.4)	—	—	(1.4)
Other, net	(1.0)	—	—	(1.0)

	(21.9)	—	13.4	(8.5)

Income before income tax expense	25.8	(31.5)	13.4	7.7
Income tax expense	(11.3)	13.8	(5.9)	(3.4)

Net income	$14.5	$(17.7)	$7.5	$4.3

UNITED ARTISTS THEATRE CIRCUIT, INC.—NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF MARCH 27, 2003 AND FOR THE QUARTER ENDED MARCH 27, 2003 AND THE FISCAL YEAR ENDED DECEMBER 26, 2002

(1)
Represents net cash proceeds from the sale of certain theatre assets to UATG for total cash consideration of $291.3 million and adjustments to reflect the disposition of such assets and certain other assets and liabilites pursuant to the UATG Asset Purchase Agreement. Also represents an adjustment to additional paid-in capital recorded in the amount of $138.6 million to reflect the excess of proceeds over carrying value on the transaction.

(2)
Adjustments to reflect (i) the repayment of approximately $260.3 million (including accrued interest of $20.3 million) of outstanding indebtedness under a $240.0 million 9.375% note payable to United Artists Theatre Company, (ii) an approximate $105.0 million cash dividend paid to United Artists Theatre Company and (iii) a $20.0 million cash payment from Prop I in partial satisfaction of Prop I's outstanding indebtedness to UATC, resulting from the Prop I sale of certain owned theatre properties to UATG pursuant to the UATG Purchase and Sale Agreement.

(3)
Adjustments in this column represent the elimination of the results of operations for the quarter ended March 27, 2003 and the fiscal year ended December 26, 2002 related to the sale of UATC theatre assets to UATG pursuant to the UATG Asset Purchase Agreement.

(4)
Represents adjustment to reflect (i) the elimination of interest expense, and related tax effect, following the repayment by UATC of outstanding indebtedness under a $240.0 million 9.375% note payable to United Artists Theatre Company in June 2003.

SIGNATURES

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNITED ARTISTS THEATRE CIRCUIT, INC.
June 20, 2003	By:	/s/ MICHAEL L. CAMPBELL Michael L. Campbell President and Chairman of the Board
June 20, 2003	By:	/s/ AMY E. MILES Amy E. Miles Vice President and Treasurer

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
UNITED ARTISTS THEATRE CIRCUIT, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET MARCH 27, 2003 (Dollars in millions, except share amounts)
UNITED ARTISTS THEATRE CIRCUIT, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS QUARTER ENDED MARCH 27, 2003 (Dollars in millions)
UNITED ARTISTS THEATRE CIRCUIT, INC. UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS FISCAL YEAR ENDED DECEMBER 26, 2002 (Dollars in millions)
UNITED ARTISTS THEATRE CIRCUIT, INC.—NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AS OF MARCH 27, 2003 AND FOR THE QUARTER ENDED MARCH 27, 2003 AND THE FISCAL YEAR ENDED DECEMBER 26, 2002
SIGNATURES